UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010 (May 6, 2010)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

National HealthCare Corporation (“NHC”) issued a press release on May 6, 2010 announcing its preferred and common dividends.  The entire press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on May 6, 2010 by National HealthCare Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 7, 2010

NATIONAL HEALTHCARE CORPORATION

By:  /s/ Donald K. Daniel

Name: Donald K. Daniel

Title:   Senior VP/Controller

            Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on May 6, 2010 by National HealthCare Corporation